UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

Erie Family Life Insurance Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	2-39458	25-1186315
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	8148702000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

At its regularly scheduled meeting held on September 13, 2005, the Board of Directors of the Erie Indemnity Company approved the extension of employment contracts for seven of the Erie Indemnity Company's principal executive officers. Five of these executive officers are also officers of Erie Family Life Insurance Company. The Board’s approval was based on the recommendation of the company’s independent Executive Compensation and Development Committee. In consultation with outside independent counsel and executive compensation consulting firms, the Executive Compensation and Development Committee determined it would be in the Erie Indemnity Company’s best interest to extend the employment agreements with modifications. Those modifications include a reduction in the severance benefit multiple from 3 times covered compensation to 2.75 times for executive vice presidents and 2.50 times for a senior vice president. The multiple will remain at 3 for the chief executive officer. The terms of the contracts will be 4 years for the president and chief executive officer and 3 years for the other officers. Also, deferral options available under the current contracts were eliminated to conform the agreements with the requirements of the American Jobs Creation Act.

The amended contracts will become effective on December 12, 2005 upon the expiration of current contracts for president and chief executive officer Jeffrey A. Ludrof; senior executive vice president Jan R. Van Gorder; executive vice president Philip A. Garcia; executive vice president Thomas B. Morgan; executive vice president John J. Brinling Jr.; executive vice president Michael J. Krahe; and senior vice president Douglas F. Ziegler.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jeffrey A Ludrof

Exhibit 99.2 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jan R. Van Gorder

Exhibit 99.3 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Philip A. Garcia

Exhibit 99.4 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and John J. Brinling, Jr.

Exhibit 99.5 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Douglas F. Ziegler

Exhibit 99.6 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Michael J. Krahe

Exhibit 99.7 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Thomas B. Morgan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Family Life Insurance Company

September 15, 2005	By:	Philip A. Garcia

Name: Philip A. Garcia
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jeffrey A. Ludrof
99.2	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jan R. Van Gorder
99.3	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Philip A. Garcia
99.4	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and John J. Brinling, Jr.
99.5	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Douglas F. Ziegler
99.6	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Michael J. Krahe
99.7	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Thomas B. Morgan